Daniel J. Crowley, President and Chief Executive Officer James F. McCabe Jr., Senior Vice President and Chief Financial Officer Third Quarter FY’18 Earnings Conference Call February 1, 2018

2Triumph Group — Third Quarter FY'18 Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are often, but not always, identified by the use of words such as “anticipate”, “believe”, “expect”, “plan”, “intend”, “project”, “may”, “will”, “should”, “could”, or similar words suggesting future outcomes or outlooks. These forward-looking statements include, but are not limited to, statements of expectations of or assumptions about strategic actions, objectives, expectations, intentions, aerospace market conditions, aircraft production rates, financial and operational performance, revenue and earnings growth and profitability and earnings results. These statements are based on the current projections, expectations and beliefs of Triumph’s management. These forward looking statements involve known and unknown risks, uncertainties and other factors which could cause actual results to differ materially from any expected future results, performance or achievements, including, but not limited to, competitive and cyclical factors relating to the aerospace industry, dependence on some of Triumph’s business from key customers, requirements of capital, uncertainties relating to the integration of acquired businesses, general economic conditions affecting Triumph’s business segments, product liabilities in excess of insurance, technological developments, limited availability of raw materials or skilled personnel, changes in governmental regulation and oversight and international hostilities and terrorism. Further information regarding the important factors that could cause actual results, performance or achievements to differ from those expressed in any forward looking statements can be found in Triumph’s reports filed with the SEC, including in the risk factors described in Triumph’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017.

3Triumph Group — Third Quarter FY'18 Overview FY 18 Imperatives: • Eliminating program cost overruns • Ramping down development spending • Fixing Aerospace Structures backlog • Reversing trend of increasing inventory • Increasing our backlog Reaffirming FY 18 Sales & Adjusted EPS Guidance Adjusts Free Cash Use Guidance FY’18 Q3 Financial Summary FY’18 Guidance Net Sales $775M $3.1B - $3.2B Adjusted EPS * $0.76 $2.25 - $2.75 Free Cash Flow (Use) $92M ($325M) - ($375M) *See Appendix for adjustments

4Triumph Group — Third Quarter FY'18 Transformation Progress Expanding Cost Reduction Opportunities • $75M in cost reductions YTD towards $96M goal • Optimizing Supply Chain costs through strategic outsourcing • Announced combination of TAS & TPC, effective January 1st ◦ Significant synergies across the business units • Completed 820 continuous improvement events YTD • Launched enterprise-wide Inventory Attack Team (IAT) to drive further working capital improvements Cost reductions on track, enhancing competiveness and financial performance

Triumph Group

Driving Organic Growth

Competitive Wins	Customer	BU
Landing Gear System	SNC Dream Chaser	TIS
ECS Pressure Door & Latches	Boeing 737/787	TIS
Gearbox (Takeaway)	P & W	TIS
Prop. Gearbox (New Program)	Lockheed Martin	TIS
Interiors Refurbishment	Major US Carrier	TPS
Line (Field) Installations	IS&S	TPS

Follow-on Business	Customer	BU
Metal Bond Ti Panels (5 yrs)	Bell AH1Z	TAS

Partnership	Customer	BU
Platform Agreement (All Variants 10 yrs)	Boeing 767	TAS
Triumph Thailand MRO (Exchange Agreement)	BGS-Multi-Platforms	TPS


Backlog Trend
5,000
4,000
3,000
2,000
1,000
0
$ Millions
FY 2016
FY 2017
Q1 FY18
Q2 FY18
Q3 FY18
Integrated Systems
Aerospace Structures
Precision Components

Robust Pipeline ($12B, ~50% Military), growing backlog (up 9.5%), and improving win rates (47% for 3QFY18)

Triumph Group — Third Quarter FY'18

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Triumph Group

Market Trends

Military

- Defense Outlook $621B (+$66B OCO)
- Triumph is fully engaged in pursuits on multiple platforms:
  - T-X, B21, MQ-25, T-38/F15 SLEPS, Light Attack (OA-X)
- CH-53K ramp up, and Military platform "take-aways" add nearer term growth


Defense Budget
FY18 Budget
$ Billions
$800
$600
$400
$200
$0
$549
$54
$18
$621
Sequestration
Trump
Appropriation
Defense

Commercial

- Rate increases – accelerated backlog conversion:
  - Narrow-bodies, A320 and B737, driving Integrated Systems growth
  - CFM & LEAP engine deliveries rising, driving +30% yr./yr. revenue growth for TIS (related to gearing on these engines)
- Strong ultra long range business jet market demand
  - Delivery ramp up on Global 7000 FY19
- Beneficial effects with A380 Emirates order
- Industry vertical integration initiatives:
  - Nacelles, Avionics, Seats, Space
- MRO focus in Asia; Triumph is well positioned in the region

Increasing Defense opportunities accompany robust and growing Commercial deliveries

Triumph Group — Third Quarter FY'18

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7Triumph Group — Third Quarter FY'18 Consolidated Quarterly Results • Organic sales decrease was 3% • Net sales decrease due to: ◦ Boeing and Gulfstream program completions and rate reductions ◦ Timing of deliveries on certain programs ◦ Partially offset by increased production on 767/Tanker • Adjusted operating income excludes: ◦ $190M goodwill impairment ◦ $(15M) OPEB curtailment gain ◦ $6M restructuring costs • Adjusted operating income and margin improved sequentially ($ in millions) FY’18 Q3 FY’17 Q3 Variance % Net Sales $775 $845 (8)% Operating (Loss) Income (120) 55 (318)% Operating Margin (15)% 7% Adjusted Operating Income 62 84 (26)% Adjusted Operating Margin 8% 10% On track to acheive FY '18 Revenue & Adjusted Earnings Guidance

8Triumph Group — Third Quarter FY'18 Integrated Systems Highlights • Selected to design, develop and produce the Landing gear system for the Sierra Nevada Dream Chaser spacecraft • Awarded new 737 Max engineered component content and extended 787 content with Boeing • YTD Book to bill of 1.3:1 Year Over Year Comparison Financial • Net sales change included: ◦ Divestitures ($10M) ◦ Decline in A380, 777 and various military programs • Operating margin impacted by facility consolidation cost and volume/mix impact Triumph Integrated Systems’ Landing gear system will be used on the Sierra Nevada Dream Chaser reusable lifting body Spacecraft

Triumph Group

Product Support



Triumph Product Support is contracted to provide MRO support for B777 Wheels & Brakes.

Year Over Year Comparison


Net Sales ($ in M)
$ Millions
100
80
60
40
20
0
$68
$87
FY'18 Q3
FY'17 Q3


Operating Margin (%)
%
30
25
20
15
10
5
0
18%
17%
FY'18 Q3
FY'17 Q3

Highlights

- Awarded 3-year contract with Universal Asset Management to provide component repair support
- Secured 3-year agreement with NokScoot Airlines for B777 Wheel & Brake maintenance
- Signed agreement with Innovative Solutions & Support to provide installation services for IS&S cockpit modifications.

Financial

- Organic sales increased 9% due primarily to increased demand of accessory components
  - Q3 FY17 sales included $25M from divested businesses
- Operating margin improved 140 basis points

Triumph Group — Third Quarter FY'18

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10Triumph Group — Third Quarter FY'18 Precision Components Highlights • Received follow on AH1Z landing gear orders • Commenced shipments on M777 Howitzer program • YTD book-to-bill above 1:1 • Combining with Aerospace Structures in Q4 Year Over Year Comparison Financial • Net sales decreased primarily due to decreased production rates on 777 as well as pricing on 787 • Operating income, excluding $190M impairment of goodwill, was $4M or approximately 2% margin • The lower operating margins associated with the 777 and 787 programs are offset by lower consolidation spend in FY18 Engine link assembly in test fixture.

Triumph Group

Aerospace Structures



Triumph's Aerospace Structures produces the 767 horizontal stabilizers, doors, aft fuselage and wing center sections for both the 767 freighter and KC-46A Tanker variants.

Year Over Year Comparison



Net Sales ($ in M)
$ Millions
300
200
100
0
$282
$304
FY'18 Q3
FY'17 Q3



Operating Margin (%)
%
10
8
6
4
2
0
4%
8%
FY'18 Q3
FY'17 Q3

Highlights

- Follow-on contract award for 767 program
- Achieved multiple Global 7000 Wing Certification milestones and related incentives
- Strong operational performance on HALE and V-22 programs with zero defects.
- YTD Book to Bill 1.1:1 supported by Global 7000 and V-22 orders

Financial

- Net favorable cumulative catch-up adjustments on long-term contracts of $5M
- Net sales and operating margin decreased as expected due to completion of and continued rate reductions on certain Boeing and Gulfstream programs, partially offset by increased production on 767/Tanker and other Gulfstream programs

Triumph Group — Third Quarter FY'18

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12 Free Cash Flow Walk - FY'18 Q3 Q3 Cash Drivers • Development programs used $22M • Restructuring used $6M • Net working capital improvement of $71M includes: ◦ Receipt of $250M in additional customer advances, partially offset by ▪ Build of production inventory ▪ Liquidation of prior advances • Expected cash use in Q4 driven by liquidation of advances and timing of deliveries on development programs Consolidated ($ in millions) FY’18 Q3 FY’18 YTD Net Income $ (113) $ (121) Non-cash items: Depreciation & Amortization 230 310 Interest Expense & Other 26 72 Amortization of Acquired Contracts (34) (92) Loss on divestiture — 20 Pension Income (15) (45) OPEB Income (18) (23) Income Tax Benefit (24) (24) Cash uses: Working Capital Change 79 (221) Interest Payments (22) (54) Capital Expenditures (9) (32) OPEB Payments (3) (10) Tax Payments (5) (10) Free Cash Flow (Use) $ 92 $ (230) Updating guidance - ($325M) - ($375M)

13Triumph Group — Third Quarter FY'18 Net Debt & Liquidity • Cash and Availability ~ $780M • Senior Secured Leverage Ratio ~ 1.1x • Interest Coverage Ratio ~ 3.5x ($ in millions) FY’18 Q3 Cash $ (64) $800M Revolving Credit Facility 50 $125M Receivable Securitization Facility 109 Capital Leases 58 2013 Senior Notes Due 2021 375 2014 Senior Notes Due 2022 300 2017 Senior Notes Due 2025 500 Net Debt $ 1,328 Sufficient Financial Capacity & Liquidity

14Triumph Group — Third Quarter FY'18 FY'18 Guidance Net Sales $3.1B - $3.2B Adjusted EPS * $2.25 - $2.75 Free Cash Use ($450M) - ($500M) ($325M) - ($375M) Effective Tax Rate ^ ~ 6% ~ 1% Capital Expenditures $50M - $60M $45M - $55M *see adjustments in the appendix ^ Potential opportunity to lower through release of valuation allowance and use of deferred tax benefits from prior divestitures. Q4 Sales & Adjusted EPS to reach their highest level of FY 18

15Triumph Group — Third Quarter FY'18 Concluding Remarks • Operational performance accelerating as CI culture takes hold • Consolidating to three business units to drive additional synergies • Expect FY19 to be an inflection point • 25th year anniversary of Triumph in March 2018

16Triumph Group — Third Quarter FY'18 Our Vision We aspire to be the premier design, manufacturing and support company whose comprehensive capabilities, integrated processes and innovative employees advance the safety and prosperity of the world. Our Mission As One Team, we partner with our customers to triumph over the hardest aerospace, defense and industrial challenges, enabling us to deliver value to our shareholders. Our Values Integrity Continuous Improvement Teamwork Innovation Act with Velocity

17Triumph Group — Third Quarter FY'18 Appendix

18 Top Programs Integrated Systems Aerospace Structures Precision Components Boeing 777 Boeing 787 Airbus A350 Boeing 737 Boeing 767, Tanker Boeing V-22 Cessna 680 Bell Helicopter AH1 Boeing F-15 Bombardier C Series Represents 74% of Precision Components backlog Boeing 767, Tanker Bombardier Global Gulfstream Airbus A330, A340 Boeing 747 Boeing 777 NG Global Hawk Boeing V-22 Embraer E2 Lockheed Martin F-35 Represents 97% of Aerospace Structures backlog Boeing 737 Airbus A320, A321 Boeing 787 Boeing AH-64 Boeing V-22 Boeing CH-47 Sikorsky UH60 Lockheed Martin C-130 Lockheed Martin F-35 Boeing 777 Represents 58% of Integrated Systems backlog

19 Supplemental Data Pension/OPEB Analysis ($ in millions) FY’17 FY’18 Pension Expense (Income) ≈ ($67) ≈ ($60) Cash Pension Contribution ≈ $2 ≈ $0 OPEB Expense (Income) ≈ ($14) ≈ ($11) Cash OPEB Contribution ≈ $17 ≈ $16 • The Company anticipates the cumulative effect from the adoption of ASC 2017-07 to be approximately $130,000 to $150,000 and will be recorded as a current period charge to earnings in our fiscal year ended March 31, 2019.

20 ASC 606 Adoption • The adoption of this standard may impact the amount and timing of revenue recognition and the accounting treatment of capitalized pre-production costs for certain of our contracts. • The units-of-delivery method is no longer viable and some performance obligations may be satisfied over time which may change the timing of recognition of revenue and associated production costs for certain contracts. • For performance obligations satisfied over time, will most likely use an input method as basis for recognizing revenue Ex. resources consumed, labor hours expended, costs incurred, time lapsed, or machine hours used • We will continue to record forward losses relating to unfulfilled contracts and options consistent with historical accounting policies • Accounting for tooling, and certain other costs to fulfill contracts are expected to continue under existing guidance

21 FINANCIAL DATA (UNAUDITED) TRIUMPH GROUP, INC. AND SUBSIDIARIES (dollars in thousands) Non-GAAP Financial Measures Disclosures Adjusted income from continuing operations, before income taxes, adjusted income from continuing operations and adjusted income from continuing operations per diluted share, before non-recurring costs has been provided for consistency and comparability. These measures should not be considered in isolation or as alternatives to income from continuing operations before income taxes, income from continuing operations and income from continuing operations per diluted share presented in accordance with GAAP. The following tables reconcile income from continuing operations before income taxes, income from continuing operations, and income from continuing operations per diluted share, before non-recurring costs. Three Months Ended December 31, 2017 Pre-Tax After-Tax Diluted EPS Loss from Continuing Operations - GAAP $ (145,540) $ (113,252) $ (2.29) Adjustments: Goodwill impairment 190,227 181,540 3.65 Curtailment & settlement, net (15,099) (14,374) (0.29) Restructuring costs (non-cash) 382 364 0.01 Restructuring costs (cash) 6,149 5,854 0.12 Estimated impact of Tax Reform — (22,398) (0.45) Adjusted Income from Continuing Operations - Non-GAAP $ 36,119 $ 37,734 $ 0.76 * * Difference due to rounding Non-GAAP Disclosure Nine Months Ended December 31, 2017 Pre-Tax After-Tax Diluted EPS Loss from Continuing Operations - GAAP $ (154,676) $ (120,561) $ (2.44) Adjustments: Loss on divestiture 20,371 20,371 0.41 Goodwill impairment 190,227 181,540 3.66 Curtailment & settlement, net (14,576) (13,876) (0.28) Refinancing costs 1,986 1,891 0.04 Restructuring costs (non-cash) 2,538 2,416 0.05 Restructuring costs (cash) 33,751 32,131 0.65 Estimated impact of Tax Reform — (22,398) (0.45) Adjusted Income from Continuing Operations - Non-GAAP $ 79,621 $ 81,514 $ 1.64

22 FINANCIAL DATA (UNAUDITED) TRIUMPH GROUP, INC. AND SUBSIDIARIES (dollars in thousands) Non-GAAP Financial Measures Disclosures (continued) Adjusted income from continuing operations, before income taxes, adjusted income from continuing operations and adjusted income from continuing operations per diluted share, before non-recurring costs has been provided for consistency and comparability. These measures should not be considered in isolation or as alternatives to income from continuing operations before income taxes, income from continuing operations and income from continuing operations per diluted share presented in accordance with GAAP. The following tables reconcile income from continuing operations before income taxes, income from continuing operations, and income from continuing operations per diluted share, before non-recurring costs. Non-GAAP Disclosure Nine Months Ended December 31, 2016 Pre-Tax After-Tax Diluted EPS Income from Continuing Operations - GAAP $ 116,658 $ 83,872 $ 1.70 Adjustments: Triumph Precision Components - Strike related costs 15,701 11,462 0.23 Triumph Precision Components - Inventory write-down 6,089 4,445 0.09 Triumph Aerospace Structures - UAS program 14,200 10,366 0.21 Loss on divestiture 19,124 15,250 0.31 Restructuring costs (non-cash) 10,296 7,516 0.15 Restructuring costs (cash) 28,180 20,571 0.42 Adjusted Income from Continuing Operations - Non-GAAP $ 210,248 $ 153,482 $ 3.11 Three Months Ended December 31, 2016 Pre-Tax After-Tax Diluted EPS Income from Continuing Operations - GAAP $ 35,468 $ 29,332 $ 0.59 Adjustments: Loss on divestiture 14,350 10,476 0.21 Restructuring costs (non-cash) 3,065 2,237 0.05 Restructuring costs (cash) 11,067 8,079 0.16 Adjusted Income from Continuing Operations - Non-GAAP $ 63,950 $ 50,124 $ 1.01

23 FINANCIAL DATA (UNAUDITED) TRIUMPH GROUP, INC. AND SUBSIDIARIES (dollars in thousands) Non-GAAP Financial Measures Disclosures (continued) Cash provided by operations has been provided for consistency and comparability. We also use free cash flow available for debt reduction as a key factor in planning for and consideration of strategic acquisitions, stock repurchases and the repayment of debt. This measure should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating results presented in accordance with GAAP. The following table reconciles cash provided by operations to free cash flow available for debt reduction. The Company provides earnings per share guidance on an adjusted non-GAAP basis excluding the effects of transformation related costs, gains (losses) on divestitures, impairments, one-time pension & OPEB benefits (charges) and other non-recurring items, such as income tax reform. The following table reconciles adjusted earnings per diluted share guidance to earnings per share on a GAAP basis. Three Months Ended Nine Months Ended Guidance December 31, 2017 December 31, 2017 Cash (used in) provided by operations $ (270,000-330,000) $ 100,786 $ (198,279) Less: Capital expenditures (45,000 -55,000) (9,157) (31,932) Free cash flow (use) $ (325,000 - 375,000) $ 91,629 $ (230,211) Guidance - adjusted earnings per diluted share $2.25 - $2.75 Per share effect of: Transformation related costs - cash $(0.60) - $(0.70) Transformation related costs - non-cash $(0.06) - $(0.08) Goodwill impairment $(10.33) Loss on completed divestitures $(0.41) Refinancing costs $(0.04) Curtailment & settlement, net $0.28 Estimated impact of Tax Reform $0.45 Guidance - earnings per share- GAAP $ (7.96) - $(8.58) Non-GAAP Disclosure

24 (Continued) FINANCIAL DATA (UNAUDITED) TRIUMPH GROUP, INC. AND SUBSIDIARIES (dollars in thousands) Non-GAAP Financial Measures Disclosures (continued) We use "Net Debt to Capital" as a measure of financial leverage. The following table sets forth the computation of Net Debt to Capital: December 31, March 31, 2017 2017 Calculation of Net Debt Current portion $ 15,135 $ 160,630 Long-term debt 1,359,476 1,035,670 Total debt 1,374,611 1,196,300 Plus: Deferred debt issuance costs 17,886 11,752 Less: Cash (64,388) (69,633) Net debt $ 1,328,109 $ 1,138,419 Calculation of Capital Net debt $ 1,328,109 $ 1,138,419 Stockholders' equity 748,514 846,473 Total capital $ 2,076,623 $ 1,984,892 Percent of net debt to capital 64.0% 57.4% Non-GAAP Disclosure